Exhibit 10.13

Prepared by:

Wells Fargo Bank, National Association

2500 Citywest Blvd., Suite 1100

Houston, Texas 77042

Telephone: (713) 273-8513

When recorded, return to:

c/o Nelson R. Block

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas 77002

Telephone: (713) 650-2746

MODIFICATION TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

Indexing Instructions: NW 1/4 of Sec 20-T7S-R5W – City of Moss Point, Jackson County, Mississippi.

THE STATE OF MISSISSIPPI	§
§
COUNTY OF JACKSON	§

THIS MODIFICATION TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Modification”) is entered into this 21st day of March, 2012 by and between OMEGA PROTEIN, INC., a Virginia corporation (the “Grantor”) with an address of 2105 CityWest Boulevard, Suite 500, Houston, Texas 77042 and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) with an address of 2500 Citywest Blvd., #1100, Houston, Texas 77042.

R E C I T A L S:

A. The Grantor and Omega Protein Corporation, a Nevada corporation (“OPC”, and together with Grantor, collectively, the “Borrowers”), the subsidiaries of OPC identified on the signature pages thereto, and Wells Fargo Bank, National Association, a national banking association, as Lender (“Wells Fargo”) entered into that certain Loan Agreement dated as of October 21, 2009 (as amended or modified from time to time, the “Existing Loan Agreement”) whereby Wells Fargo agreed to make available to the Borrowers a revolving credit facility (which included a sub-facility for issuance of letters of credit) and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services; and

B. In connection with the execution and delivery of the Existing Loan Agreement, the Grantor executed and delivered to Wells Fargo that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as amended or supplemented from time to time in accordance with its terms, called the “Deed of Trust”) dated as of October 21, 2009 in favor of Wells Fargo and recorded in Book 2857, Pages 8-65 of the Official Records of Jackson County, Mississippi (the “Records”) to secure the indebtedness under the Existing Loan Agreement, which covers certain real property located in said county as more particularly described in Exhibit “A” attached hereto and incorporated herein by reference; and

C. The Borrowers have requested, and Wells Fargo has agreed, that Wells Fargo assign the Existing Loan Agreement to Wells Fargo no longer individually, but in its capacity as Administrative Agent for itself and JPMorgan Chase Bank, N.A., and thereafter to amend and restate the Existing Loan Agreement with an Amended and Restated Loan Agreement to be executed as of the date hereof among the Borrowers, each subsidiary of OPC listed as a “Guarantor” on the signature pages thereto, Wells Fargo in its capacity as Administrative Agent for the Lenders (the “Lenders”) from time to time party thereto, and Wells Fargo (in an individual capacity) and JPMorgan Chase Bank, N.A. as the initial Lenders thereunder (the “Amended and Restated Loan Agreement”), pursuant to which the Lenders have agreed to make available to the Borrowers a revolving credit facility (which includes sub-facilities for issuance of letters of credit and swingline loans) with an accordion feature that allows for the expansion of the facility upon satisfaction of prescribed conditions and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services; and

D. Pursuant to that certain Master Assignment Agreement (the “Master Assignment”), dated as of the date hereof, Wells Fargo assigned the Existing Loan Agreement and the other Existing Loan Documents (as defined in the Master Assignment), to the Administrative Agent, and pursuant to that certain Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Assignment”), dated as of the date hereof, and being recorded in the Records immediately prior to the recording of this Modification, Wells Fargo assigned the Deed of Trust to the Administrative Agent; and

E. The Borrowers have requested, and the Administrative Agent has agreed, to amend the Deed of Trust.

NOW, THEREFORE, for and in consideration of the matters set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Grantor and the Administrative Agent hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Loan Agreement.

2. Amendment to Deed of Trust. From and after the effective date of this Modification, the Deed of Trust is amended, as follows:

(a) References to Loan Agreement. All references to the Loan Agreement in the Deed of Trust (including as amended hereby) shall mean the Amended and Restated Loan Agreement and all defined terms used in the Deed of Trust but not defined therein shall have the meanings provided in the Amended and Restated Loan Agreement.

(b) References to Note. All references to the Note in the Deed of Trust (including as amended hereby) shall mean the Notes (as defined in the Amended and Restated Loan Agreement).

(c) References to Lender. As applicable, all references to the Lender in the Deed of Trust, when such term refers to (i) the rights and remedies of a beneficiary under such a Deed of Trust, shall mean the Administrative Agent, for the benefit of the Secured Parties, (ii) the extension of a credit facility to Borrowers, shall mean the Lenders, and (iii) any representations, warranties, covenants and agreements of the Grantor in its favor, shall mean in favor of the Administrative Agent and the Secured Parties.

(d) References to Standby Letters of Credit. All references to the Standby Letters of Credit in the Deed of Trust (including as amended hereby) shall mean the Letters of Credit (as defined in the Amended and Restated Loan Agreement).

(e) Section 1.01. Section 1.01 of the Deed of Trust is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 1.01. Secured Obligations. This Deed of Trust secures all of the Secured Obligations, whether now existing or hereafter arising pursuant to the Loan Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under any Secured Hedge Agreements, all obligations under any Secured Cash Management Agreements, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

The Secured Obligations, if not sooner paid, shall be due and payable no later than the earliest to occur of (a) March 21, 2017, (b) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to the Loan Agreement, or (c) the date of termination of the Revolving Credit Commitment by the Administrative Agent pursuant to the Loan Agreement. The Secured Obligations are, in part, a revolving line of credit facility and the unpaid balance may decrease from time to time.

(f) Section 1.03. Section 1.03 of the Deed of Trust is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 1.03. Maximum Principal Indebtedness. At no time shall the principal amount of the obligations secured hereby or advanced, paid and readvanced at any time in the future under any contingency exceed $[70,000,000.00] for the various credit facilities, $[25,000,000.00] for the various interest rate, commodity, currency hedging and swap transactions, and $[7,500,000.00] for the various treasury and cash management services.

(g) Section 5.06. A new Section 5.06 is hereby inserted into the Deed of Trust to read as follows:

Section 5.06. Administrative Agent and Rights of Required Lenders. The Administrative Agent holds this Deed of Trust on behalf of and for the benefit of the Secured Parties. Subject to the terms of the Amended and Restated Loan Agreement, all rights and remedies of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders. The Administrative Agent and/or the Required Lenders may from time to time assign its rights and interests as “Collateral Agent” to a successor Administrative Agent, co-agent, sub-agent or attorney-in-fact appointed in accordance with the Amended and Restated Loan Agreement, and such successor, if appointed in accordance with the Amended and Restated Loan Agreement, shall be entitled to all of the rights and remedies of the Administrative Agent under this Deed of Trust in relation thereto.

3. Reaffirmation of Representations, Etc. The Grantor hereby reaffirms to the Administrative Agent and the Lenders each of the representations, warranties, covenants and agreements of the Grantor set forth in the Loan Documents (as defined in the Amended and Restated Loan Agreement).

4. Enforceable Obligations. The Grantor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of the Grantor, and the Grantor further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Notes, and the Grantor further acknowledges and represents that no event has occurred and to the Grantor’s knowledge no condition exists which would constitute a default under the Loan Documents or this Modification, either with or without notice or lapse of time, or both.

5. No Release of Liens. This Modification in no way acts as a release or relinquishment of the liens, security interests and rights (the “Liens”) created or evidenced by any of the Loan Documents. The Liens are hereby ratified and confirmed by the Grantor in all respects and are extended to secure (i) the principal amount of the Notes, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Loan Documents.

6. Additional Modifications. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by the Grantor or in any other action or conduct undertaken by the Grantor on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders’ consent to modify the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further modifications involving any of the matters set forth in this Modification or otherwise, shall be inferred or implied from the Administrative Agent’s execution of this Modification. Further, the Administrative Agent’s execution of this Modification shall not constitute a waiver (either express or implied) of the requirement that any further modifications of the Loan Documents shall require the express written approval of the Administrative Agent, no such approval (either express or implied) having been given as of the date hereof.

7. Miscellaneous.

(i) As modified hereby, the provisions of the Deed of Trust and the other Loan Documents shall continue in full force and effect, and the Grantor acknowledges and reaffirms its liability to the Administrative Agent and the Lenders thereunder. In the event of any inconsistency between this Modification and the terms of the Loan Documents, this Modification shall govern.

(ii) This Modification will not constitute a novation nor have the effect of discharging any liability or obligation evidenced by the Deed of Trust (including as amended hereby) or other Loan Documents.

(iii) The Grantor hereby agrees to pay all costs and expenses incurred by the Administrative Agent in connection with the execution and administration of this Modification and the modification, execution and administration of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by the Administrative Agent and filing fees.

(iv) Any default by the Grantor in the performance of its obligations herein contained shall constitute an Event of Default under the Amended and Restated Loan Agreement, subject to applicable notice, grace and cure provisions, and shall allow the Administrative Agent to exercise all of its remedies set forth in the Loan Documents.

(v) The Administrative Agent does not, by its execution of this Modification, waive any rights it may have against any person not a party to this Modification.

(vi) In case any of the provisions of this Modification shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Modification shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(vii) This Modification shall be governed by and construed in accordance with the internal law of the state where the Premises (as defined in the Deed of Trust) are located.

(viii) This Modification shall be binding upon the Grantor and its successors, assigns and legal representatives and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders, to the benefit of the Administrative Agent and the Lenders and their respective successors, permitted assigns and legal representatives.

(ix) Grantor hereby acknowledges and agrees that it has entered into this Modification of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Modification by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Modification.

(x) This Modification may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

(xi) Except as modified herein, all other terms, conditions and provisions of the Loan Documents shall remain in full force and effect as of the date thereof and the Grantor acknowledges and reaffirms its liability to the Administrative Agent and the Secured Parties thereunder.

8. NOTICE TO COMPLY WITH TEXAS LAW, TO THE EXTENT APPLICABLE.

FOR THE PURPOSE OF THIS NOTICE, THE TERM “WRITTEN AGREEMENT” SHALL INCLUDE THE DOCUMENT SET FORTH ABOVE, TOGETHER WITH EACH AND EVERY OTHER DOCUMENT RELATING TO AND/OR SECURING THE SAME LOAN TRANSACTION, REGARDLESS OF THE DATE OF EXECUTION.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow.]

EXECUTED as of the day and year first above written.

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

By:	/s/ Geri E. Landa
Geri E. Landa, Senior Vice President

ATTEST:

By:
Title:	Secretary

(Corporate Seal)

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Personally appeared before me, the undersigned authority in and for the said county and state, on this 21st day of March, 2012, within my jurisdiction, the within named Geri E. Landa, who acknowledged that she is Senior Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and that for and on behalf of the said banking association, and as its act and deed he executed the above and foregoing instrument, after first having been authorized by said banking association to do so.

/s/ Lisa Duffy
Notary Public, State of Texas

Signature Page to Modification to Deed of Trust, Assignment of Leases and Rents,

Security Agreement and Fixture Filing –Mississippi

GRANTOR:

OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

ATTEST:

By:	/s/ John D. Held
Title:	Secretary

(Corporate Seal)

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Personally appeared before me, the undersigned authority in and for the said county and state, on this 21st day of March, 2012, within my jurisdiction, the within named Andrew Johannesen, who acknowledged that he is Vice President of OMEGA PROTEIN, INC., a Virginia corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been authorized by said corporation to do so.

/s/ Lisa Duffy
Notary Public, State of Texas

Signature Page to Modification to Deed of Trust, Assignment of Leases and Rents,

Security Agreement and Fixture Filing –Mississippi